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                      ACCESS SOLUTIONS INTERNATIONAL, INC.
                                650 TENROD ROAD
                           NORTH KINGSTOWN, RI 02852



January 31, 1997




PaperClip Software, Inc.
Three University Plaza
Hackensack, NJ   07601
Attn: William Weiss,
      Chief Executive Officer

      Re: Letter of Intent dated January 2, 1997 ("Letter of Intent")
          -----------------------------------------------------------

Dear Bill:

      This letter confirms our mutual agreement that each time the "January 31, 1997" date appears in Paragraph 9 of the Letter of Intent, such date shall be replaced with "February 28, 1997."

      Please acknowledge your agreement by executing this letter where indicated below.

Very truly yours,

ACCESS SOLUTIONS INTERNATIONAL, INC.


By: /s/ Robert H. Stone
   ----------------------------------
   Robert H. Stone, President and CEO


AGREED AND ACCEPTED:

PAPERCLIP SOFTWARE, INC.


By: /s/ William Weiss
   ----------------------------------
   William Weiss, CEO